UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2026

Date of Report (Date of earliest event reported)

JAB Acquisition Corp I

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43341	41-2462795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Sylvan Avenue Suite 2230 Englewood Cliffs, New Jersey	07632
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 899-4470

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one redeemable warrant and one right to receive one-fourth (1/4th) of one Class A ordinary share	JABRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	JAB	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Class A ordinary share	JABRW	The Nasdaq Stock Market LLC
Rights to receive one-fourth (¼th) of one Class A ordinary share	JABRR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 4th, 2026, JAB Acquisition Corp I (the “Company”) announced that holders of the Company’s units (the “Units”) may elect to separately trade the Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), rights (the “Rights”) and warrants (the “Warrants”) included in the Units commencing on August 5th, 2026. Each Unit consists of one Class A ordinary share, one Right to receive one-fourth (¼th) of one Class A ordinary share and one redeemable Warrant to purchase one Class A ordinary share at a price of $11.50 per share, subject to certain adjustments. Any Units not separated will continue to trade on the Nasdaq Stock Market (“Nasdaq”) under the symbol “JABRU.” Any underlying Class A ordinary shares, Rights and Warrants that are separated will trade on the Nasdaq under the symbols “JAB,” “JABRR” and “JABRW,” respectively. No fractional Warrants, Rights or Shares will be issued upon separation of the Units, and only whole Warrants, Rights and Shares will trade. Holders of Units will need to have their brokers contact the Company’s transfer agent, Continental Stock Transfer and Trust Company, in order to separate the holders’ Units into Class A ordinary shares, Rights and Warrants. A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 4, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2026

JAB Acquisition Corp I

By:	/s/ Joshua Jagid
Name:	Joshua Jagid
Title:	Chief Executive Officer

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